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                                                                    EXHIBIT 10.1

                      LOAN DOCUMENTS MODIFICATION AGREEMENT
                                 (May 31, 2002)

         THIS LOAN DOCUMENTS MODIFICATION AGREEMENT (hereinafter referred to as this "Amendment") is made and entered into as of the 31st day of May, 2002, by and among INNOTRAC CORPORATION, a Georgia corporation (hereinafter referred to as "Borrower"), SOUTHTRUST BANK, an Alabama banking corporation, successor by conversion to SouthTrust Bank, N.A., a national banking association (hereinafter referred to as "Lender"), and iFULFILLMENT, INC., a Georgia corporation (hereinafter referred to as "Guarantor").

                              BACKGROUND STATEMENT

         Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement dated January 25, 1999, as previously amended pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated April 29, 1999, that certain letter (the "2000 Letter") from Lender to Borrower dated August 9, 2000, and that certain letter (the "2001 Letter") from Lender to Borrower dated September 10, 2001 (hereinafter collectively referred to as the "Agreement"). All capitalized terms used herein shall have the same meanings as are ascribed to them in the Agreement unless otherwise herein defined. Borrower and Lender are also parties to that certain Amended and Restated Revolving Credit Note dated April 29, 1999, made by Borrower to the order of Lender in the original principal amount of Forty Million and No/100 Dollars ($40,000,000.00), which evidences the indebtedness of the Revolving Line of Credit (hereinafter referred to as the "Revolving Note"). Borrower and Lender have agreed to extend the maturity date of the Revolving Note, Guarantor has agreed to guaranty the Obligations of Borrower, and the parties are entering into this Amendment to evidence their agreement.

                                    AGREEMENT

         FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender and Guarantors do hereby agree as follows:

         1. LOAN BALANCES. The foregoing recitals are true and correct and are incorporated herein by reference. Borrower and Lender acknowledge and agree that as of May 28, 2002, the outstanding principal balance of the Revolving Note is Three Million Five Hundred Ninety-Seven Thousand and No/100 Dollars ($3,597,000.00).

         2. MODIFICATION OF AGREEMENT. The Agreement is hereby modified and amended, effective as of the date hereof, as follows:

         (a) By Borrower and Lender acknowledging and agreeing that, notwithstanding the terms and conditions of the 2001 Letter, the Margin Requirement [as defined in Section 2.1(a) of the Agreement] is in full force and effect.

         (b)      By inserting the following definitions into Section 1.1 of the
Agreement:

                  "Average Quarterly Loan Balance" - shall mean the amount obtained by adding the unpaid balance of the Revolving Line of Credit owing by Borrower to Lender at the


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                  end of each day for each day during the calendar quarter in question and by dividing such sum by the number of days in such calendar quarter."

                  "Material Subsidiaries" - shall mean each Subsidiary of Borrower, now existing or hereafter established or acquired, that at any time prior to the Termination Date has or acquires total assets in excess of $100,000, or that holds any assets material to the operations or business of Borrower or another Material Subsidiary."

         (c)      By deleting the definition of "Margin" contained in Section
1.1 of the Agreement and substituting in lieu thereof the following new definition of "Margin":

                  "Margin" shall mean an amount equal to the sum of (i) ninety percent (90%) of the face dollar amount, as of the date of determination, of Eligible Accounts of Borrower, plus (ii) sixty-five percent (65%) of the net book value of Eligible Inventory purchased for resale to customers of BellSouth Corporation, its affiliates or subsidiaries, plus (iii) fifty percent (50%) of the net book value of other Eligible Inventory."

         (d) By deleting the present definition of "Termination Date" contained in Section 1.1 of the Agreement and substituting in lieu thereof the following new definition of "Termination Date":

                  "Termination Date" shall mean June 1, 2005, or any later date to which such date is extended by Lender in its sole discretion in writing."

         (e)      By inserting the following provision as Section 2.2 (c) of the
Agreement:

                  "(c)     Unused Revolver Fee. Borrower agrees that, beginning
                  with the calendar quarter ending September 30, 2000, if during the term hereof the Average Quarterly Loan Balance outstanding for any calendar quarter shall be less than the amount of the Revolving Line of Credit (the "Minimum Loan Balance"), then Borrower shall immediately pay to Lender, in addition to any interest and other fees and sums due under this Agreement and under the Loan Documents, an amount equal to the product of
                  (a) the Minimum Loan Balance less the actual amount of the Average Quarterly Loan Balance so calculated; times (b) one-quarter of one percent (.25%); times (c) that fraction, the numerator of which shall be 90 and the denominator of which shall be 360. The charge due pursuant to the terms of this paragraph shall be payable quarterly, in arrears, on the first (1st) day of each April, July, October, and January, commencing October 1, 2000, and on the Termination Date."

         (f) By deleting the text of Section 10.16 of the Agreement, which presently states "Borrower has no Subsidiaries," and replacing it with the following:

                  "Borrower has no Material Subsidiaries other than iFulfillment, Inc., a Georgia corporation. Return.Com Online, LLC, a Georgia limited liability company, is not a one of Borrower's Material Subsidiaries."


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         (g)      By deleting the text of Section 12.1 of the Agreement, which presently states "Borrower shall have at all times a Leverage Ratio of not more than 2.5:1," and replacing it with the following:

                  "Borrower shall have at all times a Leverage Ratio of not more than 2.0:1."

         (h) By deleting the text of Section 12.2 of the Agreement, which presently states "The Tangible Net Worth of Borrower shall be at least Thirty Million Dollars ($30,000,000), all as determined under GAAP, and shall annually increase over the amount as of the end of the prior Fiscal Year," and replacing it with the following:

                  "The Tangible Net Worth of Borrower shall be at least Thirty-Five Million Dollars ($35,000,000), all as determined under GAAP and as adjusted with respect to any repurchase by Borrower of its equity securities approved by Lender, and shall annually increase over the amount as of the end of the prior Fiscal Year."

         (i) By deleting the text of Section 12.3 of the Agreement, which presently states "Borrower shall maintain as of the end of each fiscal quarter in each Fiscal Year a Fixed Charge Coverage Ratio of at least 1.2:1, as determined under GAAP on a rolling four (4) quarters basis," and replacing it with the following:

                  "Borrower shall maintain as of the end of each fiscal quarter in each Fiscal Year a Fixed Charge Coverage Ratio of at least 1.50:1, as determined under GAAP on a rolling four (4) quarters basis."

         (j) By deleting the notice address of Lender's counsel, Smith, Gambrell & Russell, LLP set forth in Section 16.9 of the Agreement, and replacing it with the following:

                  "Arnall Golden Gregory LLP
                  2800 One Atlantic Center
                  1201 West Peachtree Street
                  Atlanta, Georgia 30309-3450
                  Attn: Steven A. Pepper, Esq."

         (k) By adding the following Collateral Locations to Exhibit "A" attached to the Agreement:

                  "3. 605 Crossroads Parkway, Bolingbrook, Illinois 60440

                  4. 4910 Longley Lane, Suite 101, Reno, Nevada 89502

                  5. 5 William White Boulevard, Pueblo, Colorado 81001"

         3. MODIFICATION OF LOAN DOCUMENTS. As of the date hereof, Borrower hereby reaffirms and restates each and every warranty and representation set forth in the Loan Documents. The terms of the Loan Documents are hereby modified and amended, effective as of the date hereof, so that any reference in any of the Loan Documents (including, without limitation, the Agreement) to the Termination Date applicable to the Revolving Note or the Revolving Line of Credit Note shall refer to the Termination Date as herein amended, and any reference in any of the Loan Documents (including, without limitation, the Agreement) to the Revolving Note shall refer to the Revolving Note as herein amended.


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         4.       GUARANTY OF OBLIGATIONS. By execution of that certain Guaranty of even date herewith (the "Guaranty"), Guarantor has guaranteed the Obligations of Borrower to Lender. The Guaranty is secured by that certain Security
Agreement of even date herewith, pursuant to which Guarantor has granted to Lender a security interest in all of its assets. In consideration for the execution and delivery by Guarantor of the Guaranty, Borrower agrees to make the benefit of all Revolving Advances under the Agreement available to Guarantor. Borrower and Guarantor acknowledge and agree that Guarantor is one hundred percent (100%) owned by Borrower and is under common management and control with Borrower and will benefit directly and materially by the extension of the Revolving Line of Credit under the Agreement. Guarantor is executing this Amendment for the limited purpose of acknowledging that it is one hundred percent (100%) owned by Borrower and is under common management and control with Borrower and that it will benefit directly and materially by the extension of all Revolving Advances under the Agreement.

         5. RATIFICATION; FEES AND EXPENSES. Except as herein expressly modified or amended, all the terms and conditions of the Agreement, the Revolving Note, and the other Loan Documents are hereby ratified, affirmed, and approved. In consideration of Lender agreeing to this Amendment as herein provided, Borrower agrees to pay Lender a loan extension fee in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) and further agrees to pay all fees and expenses incurred in connection with this Amendment. Borrower acknowledges and agrees that once paid, the loan extension fee shall be fully earned and shall not be refundable or rebatable in whole or in part.

         6. NO DEFENSES; RELEASE. For purposes of this Paragraph 6, the terms "Borrower Parties" and "Lender Parties" shall mean and include Borrower and Lender, respectively, and each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to "any" of such parties shall be deemed to mean "any one or more" of such parties; and references in this sentence to "each of the foregoing" shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Borrower hereby acknowledges, represents and agrees: that Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Agreement, the other Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Obligations or with respect to any other transaction, matter or occurrence between any of the Borrower Parties and any Lender Parties or with respect to any acts or omissions of any Lender Parties (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as "Loan Related Claims"); that, to the extent that Borrower may be deemed to have any Loan Related Claims, Borrower does hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrower; that Borrower shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrower shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities, costs and expenses suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto. Borrower hereby reaffirms and restates, as of the date hereof, all covenants, representations and warranties set forth in the Agreement.


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         7.       NO NOVATION. Borrower hereby acknowledges and agrees that this
Amendment shall not constitute a novation of the indebtedness evidenced by the Revolving Note.

         8. NO WAIVER OR IMPLICATION. Borrower hereby agrees that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under the Agreement or any other Loan Document. Borrower hereby further agrees that no action, inaction or agreement by Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Obligations or any portion thereof, or with respect to matters involving security for the Obligations, or with respect to any other matter relating to the Obligations, shall require or imply any future extension, indulgence, waiver, consent or agreement by Lender. Borrower hereby acknowledges and agrees that Lender has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Obligations or any matter relating to the Obligations.

         9. NO RELEASE OF COLLATERAL. Borrower further agrees that this Amendment shall in no way occasion a release of any collateral held by Lender as security to or for the Obligations, and that all collateral held by Lender as security to or for the Obligations shall continue to secure the Obligations.

         10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

         11. AUTHORITY. By executing this Amendment as hereinafter provided, Scott Dorfman hereby certifies that he is the President of Borrower and is duly authorized to execute this Amendment on behalf of Borrower.

         IN WITNESS WHEREOF, this Amendment has been duly executed under seal by Borrower, Lender, and Guarantor as of the day and year first above written.

                                    BORROWER:

                                    INNOTRAC CORPORATION, a Georgia corporation



                                    By  /s/ SCOTT DORFMAN
                                       -----------------------------------
                                       Scott Dorfman
                                       President

                                         [CORPORATE SEAL]


                                    LENDER:

                                    SOUTHTRUST BANK, an Alabama banking
                                    corporation


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                                    By: /s/ KENNETH W. DEERE
                                       -----------------------------------
                                       Kenneth W. Deere
                                       Senior Vice President


                                    GUARANTOR:

                                    iFULFILLMENT, INC., a Georgia corporation



                                    By: /s/ SCOTT DORFMAN
                                       -----------------------------------
                                       Scott Dorfman
                                       President

                                         [CORPORATE SEAL]


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